UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2024

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Jyo Co., Ltd. Service Agreement

On February 23, 2024 (the “Jyo Effective Date”), HeartCore Enterprises, Inc. (the “Company”) entered into a Service Agreement (the “Jyo Agreement”) by and between the Company and Jyo Co., Ltd., a Japanese corporation (“Jyo”). Pursuant to the terms of the Jyo Agreement, Jyo engaged the Company, on an exclusive basis, to render the following services for Jyo (collectively, the “Jyo Services”):

(i)	Phase 1:

●	Suggesting to hire human resources, if the Company deems necessary;
●	Suggesting to convert financial statements from Japanese tax law basis to Japanese generally accepted accounting principles, if the Company deems necessary;
●	Suggesting to remove problematic accounting account, if the Company deems necessary;
●	Suggesting to translate accounting documents (i.e., financial statement, general ledger, journal entry), if the Company deems necessary;
●	Suggesting to develop growth strategy after public listing;
●	Suggesting to consider the listing structure, if the Company deems necessary.
●	Suggesting for the selection and negotiation of terms for a law firm, underwriter and auditing firm for Jyo, if the Company deems necessary;
●	Suggesting for the preparation of documentation for internal controls required for an initial public offering or de-SPAC transaction by Jyo;
●	Suggesting for converting Jyo’s financial statement based on United States generally accounting principles, if the Company deems necessary;
●	Translation of documents into English which the Company agrees to translate;
●	Attending and, if requested by Jyo and the Company deems necessary, leading, Jyo’s meetings regarding the initial public offering;
●	Suggesting Jyo with support services related to Jyo’s Nasdaq listing;
●	Suggesting the preparation of Form S-1 or Form F-1, Form S-4 or Form F-4 filings, if the Company deems necessary;
●	Support for investor relations activities, if the Company deems necessary;
●	Suggesting for preparing of investor presentation/deck and executive summary of Jyo’s operation, if the Company deems necessary; and

(ii)	Phase 2:

●	Support for investor relations activities, if the Company deems necessary.

In providing the Jyo Services, the Company will not render legal advice or perform accounting services, and will not act as an investment advisor or broker/dealer. Pursuant to the terms of the Jyo Agreement, the parties agreed that the Company will not provide the following services, among others: negotiation of the sale of Jyo’s securities; participation in discussions between Jyo and potential investors; assisting in structuring any transactions involving the sale of Jyo’s securities; pre-screening of potential investors; due diligence activities; nor providing advice relating to valuation of or financial advisability of any investments in Jyo.

In exchange for providing the Jyo Services for Phase 1, Jyo will pay to the Company $750,000 (the “Services Fee”) as follows:

●	$250,000 of the Services Fee on the Jyo Effective Date;
●	$150,000 of the Services Fee within 45 days after the Jyo Effective Date;
●	$200,000 of the Services Fee three months after the Jyo Effective Date; and
●	$150,000 of the Services Fee six months after the Jyo Effective Date.

For Phase 2, in return for Jyo’s Nasdaq listing, Jyo will issue and the Company will be entitled to receive, a warrant to acquire a number of shares of capital stock of the entity designated by the Company from Jyo and its affiliated company becoming a publicly traded company. The total amount of such shares will be an amount equal to 2% of the fully diluted share capital of Jyo as of the Jyo Effective Date (subject to adjustment as set forth in the Jyo Agreement).

The term of the Jyo Agreement will continue until the earlier of (i) three years from the Jyo Effective Date; and (ii) two years later from the date on which the stock of Jyo or any successor or resulting entity in the contemplated initial public offering of Jyo’s stock in the U.S. or a merger or other similar transaction with a special purpose acquisition company, or other transaction pursuant to which Jyo or its affiliated company becomes a public traded company in the U.S. The term of the Jyo Agreement may be renewed upon the mutual written agreement of the parties to the Jyo Agreement.

The Jyo Agreement may be terminated by either party upon one month’s written notice to the other party, with the payment set forth in the Jyo Agreement. However, if either party engages in anti-social force activities, the other party will terminate the Jyo Agreement without written notice immediately, and the other party will pay the compensation as set forth in the Jyo Agreement.

The foregoing description of the Jyo Agreement is qualified in its entirety by reference to the Jyo Agreement, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Jyo Warrant

On February 23, 2024, Jyo issued to the Company a common stock purchase warrant (the “Jyo Warrant”) to purchase 80 shares of Jyo capital stock, subject to adjustment as set forth in the Jyo Warrant. Pursuant to the terms of the Jyo Warrant, the Company may, at any time (i) on or after the earlier of the date that either (a) Jyo completes its first listing on any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American; (b) Jyo consummates a merger or other transaction with a special purpose acquisition company (“SPAC”) wherein Jyo becomes a subsidiary of the SPAC; or (c) Jyo consummates any other Jyo Fundamental Transaction (as defined in the Jyo Warrant) (the “Jyo Trigger Date”); and (ii) on or prior to the close of business on the tenth anniversary of the Jyo Trigger Date, exercise the Jyo Warrant to purchase 80 shares of Jyo’s capital stock (subject to adjustment as provided in the Jyo Warrant), which represents 2% of Jyo’s issued and outstanding common stock as of the issuance date of the Jyo Warrant, for an exercise price per share of $0.01, subject to adjustment as provided in the Jyo Warrant. The number of shares for which the Jyo Warrant will be exercisable will be automatically adjusted on the Jyo Trigger Date to be 2% of the fully diluted number and class of shares of capital stock of Jyo as of the Jyo Trigger Date, following completion of the transactions which caused the Jyo Trigger Date to be achieved. The Jyo Warrant contains a 9.99% equity blocker.

The foregoing description of the Jyo Warrant is qualified in its entirety by reference to the Jyo Warrant, a copy of which is filed as Exhibit 10.2 hereto and which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 29, 2024, the Company issued a press release regarding the Jyo Consulting Agreement and the Jyo Warrant. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Service Agreement, dated as of February 23, 2024, by and between the registrant and Jyo Co., Ltd.
10.2	Common Stock Purchase Warrant, dated February 23, 2024, issued by Jyo Co., Ltd. to the registrant.
99.1	Press release of the registrant issued on February 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: February 29, 2024	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer